SCHEDULE 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  registrant  [  ]
Check  the  appropriate  box:
     [ ]  Preliminary  Proxy  Statement
     [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e) (2))
     [X]  Definitive  Proxy  Statement
     [ ]  Definitive  Additional  Materials
     [ ] Soliciting Material Pursuant to the Rule 240.14a-11 (c) or rule 240.14a- 12

                          STANDARD CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name  of  Persons(s)  Filing proxy Statement if other that the registrant)

Payment  of  filing  fee  (check  the  appropriate  box):

[x]     No  fee  required.
[ ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(I) (1) and
        0-11

     (1)  Title of each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and stated how it was determined)

     (4)  Proposed  maximum  aggregate  value  of  transaction:              -

     (5)  Total  fee  paid:.

[  ]     Fee  paid  previously  with  preliminary  materials.
[  ]     Check  box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11 (a) (2) and identify the filing by registration statement number, or the form of schedule and the date of its filing

(1)      Amount  Previously  Paid:

(2)      Form,  schedule  of  Registration  Statement  No.:

(3)      Filing  Party:

(4)      Date  Filed:

                          STANDARD CAPITAL CORPORATION
                                2429 128th Street
                            Surrey, British Columbia
                                 Canada, V4A 3W2

                NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, NOVEMBER 18, 2005

Standard Capital Corporation (the "Company") will hold the 2005 Annual Meeting of Stockholders ("Annual Meeting ") of the Company, a Delaware Corporation at The Vancouver Club, located at 915 West Hastings St. Vancouver, B.C. Canada on Friday, November 18, 2005, beginning at 11:00 a.m. local time, for the following purposes:

1) To elect two directors to serve until the 2006 Annual Meeting or until their respective successors are elected and qualified;

2) To ratify the appointment of Madsen & Company, CPA, Inc. as the Company's independent accountants for the fiscal year ending August 31, 2006;

3) To transact such other business as may properly come before the Annual Meeting and any adjournment of postponement thereof.

Stockholders of record at the close of business on October 31, 2005 are entitled to notice of and vote at the Annual Meeting or any postponement or adjournment.

                                        By order of the Directors



                                        Per: "Del Thachuk"
                                        -------------------------
                                        Del  Thachuk
                                        Chief  Executive  Officer,
                                        President  and  Director

Vancouver,  B.C.,  Canada

October 31, 2005

                                Important Notice

Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope to ensure your representation and presence of a quorum at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting. Your proxy may be revoked at any time prior to the Annual Meeting in accordance with the procedures set forth in the Proxy Statement.

                          STANDARD CAPITAL CORPORATION

                                2429 128th Street
                            Surrey, British Columbia
                                 Canada, V4A 3W2

October 31, 2005

Dear  Stockholder:

You are cordially invited to attend the first Annual Meeting of Stockholders (the "Annual Meeting") of Standard Capital Corporation (the "Company"), which will be held at The Vancouver Club, 915 West Hastings Street, Vancouver, B.C., Canada on Friday, November 18, 2005, beginning at 11:00 a.m. local time.

The items of business which will be acted upon at the Annual Meeting are described in the accompany Notice of Annual Meeting and Proxy Statement. Enclosed with this Proxy Statement is your Proxy Card and copy of our 2005
Annual  Report  under  Form  10-KSB.

If you do not plan to attend the Annual Meeting, please complete, date, sign, and promptly return the enclosed Proxy stamped self- addressed envelope provided so that your shares can be voted at the Annual Meeting in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

During the Annual Meeting, management will report on operations and other matters affecting the Company and will respond to stockholders' questions. On behalf of your directors, I would like to express my appreciation for your continued interest in the affairs of our Company. I look forward to seeing you at the Annual Meeting.

Sincerely,

"Del Thachuk"

E.  Del  Thachuk
Chief  Executive  Officer,
President  and  Director


                             YOUR VOTE IS IMPORTANT

In order to assure you representation at the Annual Meeting, you are required to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed stamped self-addressed envelope.

                          STANDARD CAPITAL CORPORATION

           PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS
                     To be held on Friday, November 18, 2005

                                TABLE OF CONTENTS




                                                                       Page
                                                                       ----
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

Information Concerning Solicitation and voting. . . . . . . . . . . .     5

Proposal One - (Election of Directors). . . . . . . . . . . . . . . .     6

Proposal Two - (Ratification of Independent Accountants). . . . . . .    10

Information Regarding Beneficial Ownership of Principal Stockholders
      and Management. . . . . . . . . . . . . . . . . . . . . . . . .    10

Executive Officers. . . . . . . . . . . . . . . . . . . . . . . . . .    11

Section 16(A) Beneficial Ownership Reporting Compliance . . . . . . .    13

Audit Committee . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

Fees Billed for Services Rendered by Principal Accountants. . . . . .    14

Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

Availability of Information . . . . . . . . . . . . . . . . . . . . .    15

Proxy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

                                 PROXY STATEMENT

                      FIRST ANNUAL MEETING OF STOCKHOLDERS

                          STANDARD CAPITAL CORPORATION

Your proxy, using the enclosed form, is solicited by the Directors of Standard Capital Corporation, a Delaware corporation ("the Company") for the Annual Meeting of Stockholders ("the Annual Meeting") to be held at 11:00 a.m. on Friday, November 18, 2005, at The Vancouver Club located at 915 West Hastings St, Vancouver, B.C., Canada, and at any adjournment or postponement of the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement, the enclosed proxy card, our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2005, are furnished to the holders of our common stock. Management anticipates that the mailing to stockholders of these proxy materials will occur on or about November 1, 2005.

PURPOSE  OF  MEETING

The specific proposal to be considered and acted upon at the Annual Meeting are summarized in the proceeding Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING  RIGHTS

Our common stock is the only class of securities entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on October 31, 2005 (the "Record Date") are entitled to receive Notice of the Annual Meeting and vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 2,285,000 shares of common stock outstanding; each share is entitled to one vote on each matter to be voted upon. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company's offices at 2429 128th Street, Surrey, British Columbia, Canada, V4A 3W2 from the date hereof up to the date of the Annual Meeting.

Voting can take place at the Annual Meeting only if stockholders owning a majority of voting power of the common stock (that is a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the Record Date, the Company had 2,285,000 voting shares of common stock outstanding. Approval of each of the proposals requires the affirmative votes required to achieve a majority of the votes cast. Abstentions will not affect the voting results although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Whether or not you are able to attend the Annual Meeting in person, you are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by our Directors and when properly completed and not revoked, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for or against, or in abstention, will be voted FOR the election of each of the two nominees for Director named below and; FOR ratification for the appointment of Madsen & Associates, CPA's Inc. as the Company's independent public accountants the fiscal year ending August 31, 2006. If other matters come before the Annual Meeting the proxies will be voted at the discretion of your directors.

Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION  OF  PROXIES

The solicitation of proxies will be conducted by mail and the Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and additional solicitation material furnished to stockholders. The Company has not retained a proxy solicitor in conjunction with the Annual Meeting. The Company may conduct further solicitation personally, telephonically or by facsimile through its sole director who will not receive any additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect two directors to serve until the 2006 Annual Meeting of stockholders or until they're respective successors are elected and qualified. Unless marked otherwise, proxies received will be voted FOR the election of the two nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the two nominees listed below, and in such an event, the specific nominees to be voted for will be determined by the proxy holders.

Stockholders are not entitled to cumulate voting in the election of directors. All nominees have consented to serve as directors, if elected. If none of the nominee is unable or unwilling to serve as a director, at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the director. As of the date of this Proxy Statement, the directors have no reason to believe that any of the nominees named below will be unable or unwilling to serve as a nominee or as a director if elected.

Both the nominees for director are currently directors of the Company. The names of persons who are nominees for director, their ages as of the Record
Date, and their positions and offices with the Company are set forth in the table below:






NOMINEE                  AGE       POSITION AND OFFICE HELD WITH THE COMPANY
-----------------  ---  -----------------------------------------------
Del Thachuk (1)
                         69        Chief Executive officer, President and Director

Gordon Brooke (1)        60        NONE




(1)  Member  of  the  Audit  Committee

BUSINESS  EXPERIENCE  OF  DIRECTOR  NOMINEES

DEL THACHUK, has been the President and Director of the Company since its inception. Del graduated from the Victoria Composite High School in Edmonton, Alberta before spending nine months articling as a Chartered Accountant student; but did not complete the course requirements. Subsequently, he worked for two years for the City of Edmonton as a surveyor before entering professional football for four years. Del was a player for London Lords in London, Ontario and then was hired by the Edmonton Eskimos. From 1962 to 1969, he was owner and president of Civic Tire & Battery Ltd. located in Olds, Alberta. His company owned three tire shops and was in partnership with an additional two. Subsequent to the sale of his company he became a contractor for a short period of time during which time he built and sold five houses and approximately thirty pre-fab. homes. In 1971, Del commenced mining a placer gold properly he owned in Atlin, British Columbia. During the fifteen years he mined his placer property he extracted in excess of 30,000 ounces of gold. With the sale of the placer property, Del, over the next five years, entered into various mining ventures in Nevada, Washington State and British Columbia. During the same period of time, he was president of Red Fox Minerals Ltd., a company listed on the former Vancouver Stock Exchange. In 1991, he became part owner and general manager of Koken Sand & Gravel which employed 36 employees and in its third year of operations had in excess of CDN $6,000,000 in sales. In 1994, Mr. Thachuk became a consultant for various companies until 1997 when he acquired and became president of a Mine-A-Max Corporation, a company trading on the OTCBB (currently under the name of Peabodys Coffee Inc.). He is no longer associated with Peabodys Coffee Inc. For the past five years, Del has been investigating various business opportunities and assisting individuals in start-up situations. In 2001, he became the president and a director of Info-Pro Technology Systems Inc.; a company developing business manuals for sale directly to the public or on the internet. To date, no sales have been made but the product is now fully developed.

GORDON BROOKE attended Westwood School Secondary School in Paddington, London, England before becoming an articled clerk in 1961 with Roberts White and Company, Chartered Accountants. In 1967, he continued his articles with FF Sharles & Company, Chartered Accountants, as audit manager and supervisor of audits which entailed general audit, accounting, financial statement presentation for small public companies, including such companies as a dairy, a trade stamp company, automobile dealerships, financing companies, engineering, retailer, wholesalers, barristers and solicitors, antique dealers and clothing manufacturers. He had total responsibility for the audit of Michael Manufacturing Limited, a public trading company. This entailed the preparation of all information in the year-end financial statements and all printed matters for exchange filing and information to be distributed to the shareholders. In 1969, he qualified as a Chartered Accountant for England and Wales and immigrated to Canada where he accepted a position with Deloitte, Haskins and Sells, Chartered Accountants, in Toronto, Canada. His responsibilities included being an audit supervisor for mainly small and large business clients which included such firms as Wickett & Craig- tanners, Canada Dry Inc. - soft drinks, Chromalox Canada - heating systems, Northern Pigments - paints, to name a few. In 1972, he accepted a position as assistant to the chief Financial Officer of Candeco Management Inc. of Toronto where his responsibilities included preparation of monthly and annual financial reporting packages for all subsidiaries including corporate tax returns, preparation of all required audit working papers and complete audit files for all subsidiaries, responsibilities for internal control systems for all operating subsidiaries. In 1974, he became assistant to the chief Financial Officer of Canadian Chromalox Ltd. in Toronto where he undertook the controller functions from time to time and subsequently became the Ant-Inflation Officer for Canadian Chromalox's group of companies where he was responsible for all price increase applications to Ottawa. In 1977, with the end of the Anti-Inflation legislation he became an independent financial consultant where he offered the following services: accounting, financial statement presentation, business plans, personal and corporate taxation services, corporate reorganizations and restructurings, prospectus preparation and analysis and public offering advice and service. His client base consisted of such companies as Spectra Anodizing Inc. - anodizing services, Security Mirror Ltd. - mirror manufacturer, Arco Prime Steel Inc. -steel fabricator and many other small businesses as well as a continuing relationship with Canadian Chromalox and its subsidiaries. During this same period of time, Gordon Brooke either owned or was a working shareholder in the following business: Black Swan Investments Inc. 30% shareholder in a pub in Toronto, Octagon Industries Inc. 10% shareholder in a signage company, Reybrooke Housewares - 100% owner in a company licensed with a United Kingdom company for PVC extrusions, Beaver Hill Farm Inc. - 33.3% owner of this company which was a producer of fresh herbs grown under light and sold to over 200 retail outlets in southern Ontario. In 1997 he became financial consultant to Confectionately Yours Inc. a Toronto based company specializing in large fresh baked goods and cereal bar manufacture. His responsibilities were to serve as an interim controller and prepare business plans. In 1998, he became the unofficial Chief Financial Officer of the company until it was sold in December 2000. In 2001 to the present time, he has been working for Snack Crafters Inc. in Toronto as a financial consultant where he is responsibilities have been to prepare business plans, to serve as an interim accountant providing accounting services, preparation of financial statements on a non-audit basis, corporate tax returns and assisting the company in its reorganization and restructuring.

MEETINGS  OF  THE  BOARD  AND  BOARD  COMMITTEES

Since inception, there has only been one Board of Directors meeting which was held in February 20, 2004 subsequent to the 2004 Annual General Meeting. There have been no audit committee meetings to date. Both a Board of Directors meeting and Audit Committee meeting will be held subsequent to the 2005 Annual General Meeting. The Directors are interested in seeking an individual who has geological qualification who will become a member of the Board of Directors. This will avoid the use of consultants to explore and determine the potential, if any, of the Company's mineral property. No such individual has yet been identified.

In re-electing Gordon Brooke, a Chartered Accountant, to the Board of Directors, the Company will have a person well qualified to serve on the Audit Committee. Mr. Brooke expertise and experience include the following:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves;

- Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity generally comparable to those of the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-     An  understanding  of  Audit  Committee  functions.

The Securities Exchange Commission (the "SEC") requires that such attributes have been acquired through any one or more of the follow ways:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

- Experience overseeing or assessing the performance of a companies of public accountants with respect to the preparation, auditing or evaluation of financial statements; and

-     Other  relevant  experience.

Gordon Brooke's professional experience is consistent with the above noted requirements.

Besides that the Audit committee, the Company has no other committees at the present time.

DIRECTOR  COMPENSATION

The Company does not pay fees to its directors for the performance of their duties as directors of the Company. We do reimburse the directors for their out-of-pocket expenses incurred in connection with attending to business on behalf of the Company. We do not compensate our directors for committee participation. Nevertheless, the Company realizes that its directors do contribute a service to it and has given recognition to this service by accruing $200 per month. Basically, this in an accounting entry and the directors will never be able to be reimbursed in cash or in shares for the amount accrued. The monthly charge is expensed with an offsetting credit to "Capital in Excess of Par Value" on the Balance Sheet.

RECOMMENDATION  OF  YOUR  DIRECTOR

Your  directors  recommend  a vote FOR the election of all nominees named above.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

Madsen & Associates, CPA's Inc, has audited the Company's financial statements since the year ended August 31, 2004, and has been appointed by the Company's directors to continue as the Company's independent accountants for the fiscal year ending August 31, 2006. Stockholders ratification of the selection of Madsen & Associates CPAs Inc. as the Company's independent accountants is not required by the Company's bylaws or otherwise. However, the Directors are submitting the selection of Madsen & Associates CPA's Inc. for stockholder ratification as a matter of good corporate practice. The persons name in the accompanying Proxy will vote the Common Stock represented by the proxy for ratification of the selection of Madsen & Associates CPA's Inc., unless a contrary choice has been specified in the Proxy. If the stockholders fail to ratify the appointment, the Directors will reconsider their selection, although the Directors would not be required to select different independent public accountants for the Company. Even if the selection is ratified, the directors, at discretion of the Board of Directors, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the stockholders' best interests.

A representative of Madsen & Associates CPA's Inc. is not expected to be present at the Annual Meeting; therefore, shareholders will not have the opportunity to make statements, if he or she desires to do so directly, to the independent public accountants.

RECOMMENDATION  OF  YOUR  DIRECTOR

Your Directors recommend a vote FOR the ratification of the appointment of Madsen & Associates CPA's Inc. as the Company's independent accountants for the fiscal year ending August 31, 2006.

     INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
                                   MANAGEMEMT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 31, 2005 for (a) each person we know to be beneficial owner of five present or more of our common stock, (b) each director of the Company, (c) each of the executive officers of the Company named in the Summery Compensation Table of this Proxy Statement (the "named Executive Officers"), and (d) your Directors and Executive Officers as a group.





Name and Address of       Amount of Beneficial   Percentage
Beneficial Owner(1)           Ownership (2)       of Class
------------------------  ---------------------  ----------
Del Thachuk. . . . . . .            200,000 (i)         8.8
Maryanne Thachuk . . . .             20,000 (i)          .8
Gordon Brooke. . . . . .             50,000 (i)         2.2
Directors and Executive
Officers as a Group. . .            270,000            11.8


(1) Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2) Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of the computing the percentage for such other persons. Your directors and officers do not have any options, warrants, rights or conversion privileges outstanding.

(i) This stock is restricted since it was issued in compliance with the exemption from registration provide by Section 4(2) of the Securities Act of 1933, as amended. After this stock has been held for one year your directors could sell 1% of the outstanding stock in the Company every three months. Therefore, this stock can be sold after the expiration of one year in compliance with provisions rule 144. There are "stock transfer" restrictions placed against the certificate and a legend has been imprinted on each stock certificates.

                               EXECUTIVE OFFICERS

     The  names,  ages and positions of our executive officers are listed below:





  Name              Age                                  Position
--------            ---                    ------------------------------------

Del Thachuk.  . .   69               Chief Executive Officer and President

Maryanne Thachuk    68               Chief Financial Officer, Chief Accounting Officer
                                     and Secretary Treasurer




The following is a discussion of the business background of Maryanne Thachuk (refer to page 7 for the business background of Del Thachuk).

MARYANNE THACHUK has been Secretary Treasurer of our Company since its inception. She graduated from Jasper Place Senior High School in Edmonton in 1954 and then obtained a Certified Secretarial Diploma from McTavish Business

College. From 1956 to 1960, Maryanne worked for the CJCA Broadcasting Station in Edmonton reporting on court cases, sport related events and other news issues. She was the assistant to the Sports and News Director. In 1960, she moved to Vancouver and was employed as a private Secretary to the President of Dueck Motors. In 1962, she moved back to Alberta where she was trained as an In-Service Social Worker with the Alberta Government Department of Public & Child Welfare. In 1964, Maryanne moved back to Vancouver as the Secretary of the President of Lindal Cedar Homes. From 1965 to 1988, she worked part time for the President of Delmor Enterprises before becoming one of its directors. In 1988, she became the Personal Secretary to the Board chairman of the Culinary Foods Division for Canadian Airline. From 1990 to 2001, she worked for the B.C. Government Department of Education (Surrey School District #36) where she received specialized training in financial and administrative functions. She retired in 2001.

Presently the officer identified above serves at the discretion of your Board of Directors.

EXECUTIVE  COMPENSATION  AND  OTHER  INFORMATION

The following summery compensation table indicated the cash and non-cash compensation earned during the fiscal year ending August 31, 2000 to 2005 by our Chief Executive Officer and our Chief Financial Officer:

                     SUMMARY COMPENSATION TABLE (2000-2005)

     Annual  Compensation                Long  term  Compensation  (US  Dollars)
     --------------------                ---------------------------------------
                                        Awards          Payouts





(a)                     (b)        (c)         (e)        (f)       (g)     (h)   (i)
                      Other    Restricted   All other
                      annual   stock        Options/    LTIP      compen-
Name and Princi- . .  Comp.    awards       SAR         payouts   sation
pal position . . . .  Year     Salary              ($)       ($)       (#)   ($)   ($)
--------------------  -------  -----------  ----------  --------  --------  ----  ----

Del Thachuk              2001          -0-         -0-       -0-       -0-   -0-   -0-
Chief Executive. . .     2002          -0-         -0-       -0-       -0-   -0-   -0-
Officer, President .     2003          -0-         -0-       -0-       -0-   -0-   -0-
And Director       .     2004          -0-         -0-       -0-       -0-   -0-   -0-
                         2005          -0-         -0-       -0-       -0-   -0-   -0-

Maryanne Thachuk . .     2001          -0-         -0-       -0-       -0-   -0-   -0-
Chief Financial. . .     2002          -0-         -0-       -0-       -0-   -0-   -0-
Officer and. . . . .     2003          -0-         -0-       -0-       -0-   -0-   -0-
Secretary Treasurer.     2004          -0-         -0-       -0-       -0-   -0-   -0-
                         2005          -0-         -0-       -0-       -0-   -0-   -0-

There are no stock options either granted or outstanding as at August 31, 2005 from the Incentive Employee Stock Option Plan approved by the shareholders at the 2004 Annual General Meeting.

The Company is not a party to any employment contracts or collective bargaining agreements.

SECTION  16  (A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires that your directors and executive officers, and persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of change in ownership of our common stock and other equity securities. Officers, directors and greater-than- ten percent stockholders are required by SEC regulation to furnish us with copies of all section 16 (a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

Based upon review of the copies of the Section 16 (a) reports furnished to us, or written representations from one more of these persons, we believe that there has been compliance will all section 16 (a) filing requirements applicable to our officers, director and ten-percent beneficial owners. Del and Maryanne Thachuk have both filed Form 3 and Del Thachuk has filed a Form 5 for 2003. All directors and officers have filed reports indicating the shares they have acquired under a private placement undertaken in September 2005.

                                 AUDIT COMMITTEE

Since the inception of the Company, there have not been any Audit Committee meetings but the Company does intend to hold an audit committee meeting within the next several months. Presently, the Audit Committee consists of Del Thachuk and Gordon Brooke.

The Audit Committee operates under a written charter adopted by Del Thachuk when he was the sole director. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to stockholders ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee this process.

In this context, the Audit Committee members have held discussions with the independent accountants regarding matters required to be discussed by Statement on Auditing Standards No. 61.

The Company's independent accountants also provided to the members of the Audit Committee a written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee members discussed with the independent accountants its firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence. The only non-auditing services provided by the independent accountants were the preparation of the corporate income tax returns.

Based on the above discussion with the independent accountants, the members of the Audit Committee has authorized the inclusion of the audited financial statement in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2005 as filed with the SEC.

           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANTS

AUDIT  FEES.

Madsen & Associates CPA's Inc., our independent auditor and principal accountant, billed the Company a aggregate of $3,585 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year with the audit of our financial statements for the fiscal year ended August 31, 2005, and the reviews of the financial statements included in each of our Form 10-QSB filed during the year.

FINANCIAL  INFORMATION  SYSTEMS  AND  IMPLEMEMTATION  FEES.

Madsen & Associates CPA's Inc. did not perform or bill our Company for professional services during the fiscal year ended August 31, 2005, in connection with the design and implementation of financial information systems.

The Audit Committee has concluded that the provision of these services to our Company is compatible with maintaining Madsen & Associates CPA's Inc. independence.

TAX  FEES

Madsen & Associates CPA's Inc. invoiced the Company $200 for the preparation and completion of the corporate income tax returns.

DISAGREEMENT WITH THE INDEPENDENT ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

From inception in 1998 to August 31, 2003, the Company's independent accountants were Sellers and Andersen, LLC of Salt Lake City, Utah. The firm's report for the period from inception to August 31, 2003 did not contain any adverse opinion or disclaimer, nor were there any disagreements between management and the Company's accountants.

On February 5, 2005, the Company dismissed Sellers & Andersen, LLC from its position as the Company's independent accountants. Sellers & Andersen, LLC reported on the Company's financial statements as of and for the years ended August 31, 2003 and August 31, 2002, contained no adverse opinions or disclaimer of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain a modification as to the Company's ability to continue as a going concern.

The Company's Board of Directors and Audit Committee participated in and approved the decision to change independent accountants.

On February 5, 2004, the Company engaged Madsen & Associates, CPA's Inc. to audit its financial statements for the year ended August 31, 2004. During the two most recent fiscal years and through August 31, 2003 and August 31, 2002 and through to February 4, 2004, the Company had not consulted with Madsen & Associates, CPA's Inc. regarding:

(i) The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) (A) or Regulation S-B or an event, as that term is defined in Item 304 (a)(1)(iv)(B).

Therefore, for the fiscal years ended August 31, 2004 and 2005, our independent accountants have been Madsen & Associates CPA's Inc.

                                  OTHER MATTERS

The Board of Directors does not know of any other business that may come before the Annual Meeting, but if any such business is properly presented at the Annual Meeting, or any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.

                           AVAILABILITY OF INFORMATION

A copy or our Annual Report on Form 10-KSB for the year ended August 31, 2005, as filed with the SEC, is being mailed to stockholders together with the 2005 Annual Report and Proxy Statement. If stockholders require copies of the various Form 10-QSB filed during the year they may obtain a copy, without charge, by writing to Maryanne Thachuk, Standard Capital Corporation, 2429 128th Street, Surrey, British Columbia, Canada, V4A 3W2.

By  Order  of  the  Directors

"Del Thachuk"

E.  Del  Thachuk
President and Chief Executive Officer

October 31, 2005

                                      PROXY

                          STANDARD CAPITAL CORPORATION

             2005 ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 18, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF YOUR DIRECTORS

THE UNDERSIGNED REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE STOCKHOLDERS' MEETING TO BE HELD NOVEMBER 18, 2005 AND THE PROXY STATEMENT, AND APPOINTS DEL THACHUK AND GORDON BROOKE, OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUATION, TO VOTE ALL SHARES OF COMMON STOCK OF STANDARD CAPITAL CORPORATION, THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER BEHALF OR ON BEHALF OF AN ENTITY OR
ENTITIES AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON NOVEMBER 18, 2005, AND AT ANY ADJOURMENT OR POSTPONMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF OCTOBER 31, 2005, AND SHALL BE VOTED IN THE MANNER SET FORTH BELOW:

PLEASE MARK, DATE AND SIGN IN THE SPACE PROVIDED BELOW AND RETURN PROPTLY USING THE ENCLOSED STAMPED SELF-ADDRESSED ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ITEMS BELOW BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSAL 1-2, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURMENT OR POSTPONEMENT THEREOF.

1. To elect the following nominees as directors to serve until the next Annual Meeting or until their successors have been elected and qualified:

               E. Del Thachuk            FOR           AGAINST           ABSTAIN

               Gordon Brooke             FOR           AGAINST           ABSTAIN


2. To ratify the selection of Madsen & Associates CPA's Inc. as the Company's independent accountants:

                FOR           AGAINST           ABSTAIN

Please sign your name exactly as it appears herein. If acting as an attorney, executor, trustee, or in other capacity, sign name and title.


Dated:  ____________________  ,  2005



--------------------------------
(signature)


--------------------------------
(print  name)


--------------------------------
(address)


--------------------------------



--------------------------------